UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 31, 2006
                             US AIRWAYS GROUP, INC.
             (Exact name of registrant as specified in its charter)

   Delaware                        1-8444                  54-1194634
 (State of jurisdiction)      (Commission File No.)      (IRS Employer
                                                         Identification No.)

                           111 West Rio Salado Parkway
                              Tempe, Arizona 85281
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (480) 693-0800

                                US AIRWAYS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                      1-8442                  53-0218143
 (State of jurisdiction)      (Commission File No.)      (IRS Employer
                                                         Identification No.)

                           111 West Rio Salado Parkway
                              Tempe, Arizona 85281
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (480) 693-0800

                           AMERICA WEST AIRLINES, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                       0-12337                 86-0418245
 (State of jurisdiction)      (Commission File No.)      (IRS Employer
                                                         Identification No.)

                          4000 E. Sky Harbor Boulevard
                           Phoenix, Arizona 85034-3899
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (480) 693-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into A Material Definitive Agreement

         On March 31, 2006, US Airways Group, Inc. ("US Airways Group"), consummated a $1.1 billion financing and used a portion of the proceeds of such financing to repay the loans described below.

         New Loan

         On March 31, 2006, US Airways Group, as borrower, entered into a Loan Agreement (the "Loan") with General Electric Capital Corporation, as Administrative Agent, the lenders party to the agreement from time to time, GE Capital Markets, Inc., as Joint Lead Arranger and Sole Bookrunner, Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger, and certain subsidiaries of US Airways Group party to the agreement from time to time.

         The Loan is in the amount of $1.1 billion and bears interest at an index rate plus an applicable index margin or, at US Airways Group's option, LIBOR plus an applicable LIBOR margin for interest periods of one, two, three or six months. The applicable index margin, subject to adjustment, is 1.50%, 2.00%, 2.25%, or 2.75% if the adjusted loan balance is respectively less than $600 million, between $600 million and $750 million, between $750 million and $900 million, or between $900 million and $1.1 billion. The applicable LIBOR margin, subject to adjustment, is 2.50%, 3.00%, 3.25%, or 3.75% if the adjusted loan balance is respectively less than $600 million, between $600 million and $750 million, between $750 million and $900 million, or between $900 million and $1.1 billion. The foregoing applicable margins are subject to increase by up to .50% as well as decrease, in each case, depending on the requirements of syndication of the Loan and market conditions. The Loan matures on March 31, 2011, and no principal payments are scheduled until maturity.

         In addition, the Loan:

     o requires certain mandatory prepayments upon certain asset sales, including sale-leasebacks, subject to US Airways Group's right to reinvest net sales proceeds in qualified assets;

     o provides for mandatory prepayments upon a change in control or collateral value deficiencies;

     o establishes certain financial covenants, subject to adjustment, including minimum cash requirements (as described in more detail below), minimum ratios of earnings before interest, taxes, depreciation, amortization and aircraft rent to fixed charges (except during a covenant suspension period), and minimum ratios of collateral value to outstanding principal;

     o contains customary affirmative covenants and the following negative covenants (some of which are eased during a covenant suspension period): restrictions on liens, investments, restricted payments, asset sales; acquisitions, changes in fiscal year, sale and leasebacks, transactions with affiliates, conduct of business, mergers or consolidations, amendments to other indebtedness and certain other documents; no creation of negative pledges; no speculative transactions; no hazardous material releases, and no ERISA events; and

     o contains customary events of default, including payment defaults, cross-defaults, breach of covenants, bankruptcy and insolvency defaults, judgment defaults, and business discontinuations (i.e., voluntary suspension of substantially all flights for two days).

         US Airways Group is required to maintain (in accounts subject to control agreements) consolidated unrestricted cash and cash equivalents (including amounts held in the collateral account) of not less than $750 million (subject to partial reductions upon certain reductions in the outstanding principal amount of the Loan). The foregoing is qualified in its entirety by the terms of the Loan, a copy of the Loan is attached as Exhibit 4.1 and incorporated herein by reference.

         Repaid and Terminated Loans

         In connection with the consummation of the Loan, on March 31, 2006, the proceeds of the Loan were used, in part, to repay in full the following indebtedness:

     o the Amended and Restated Loan Agreement, dated September 27, 2005 (as amended, supplemented or otherwise modified), among US Airways, Inc. ("US Airways"), as borrower, the Air Transportation Stabilization Board (the "ATSB"), the lenders party to the agreement from time to time, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent, Citicorp North America, Inc., as Govco Administrative Agent, US Airways Group and certain subsidiaries of US Airways Group party to the agreement;

     o the Amended and Restated Loan Agreement, dated September 27, 2005 (as amended, supplemented or otherwise modified), among America West Airlines, Inc. ("AWA"), as borrower, the ATSB, the lenders party to the agreement from time to time, Citibank, N.A., as Agent, Wilmington Trust Company, as Collateral Agent, and US Airways Group, Inc., and certain subsidiaries of US Airways Group party to the agreement;

     o the $161,000,000 Loan Agreement (the "$161 million Loan"), dated as of September 27, 2005 (as amended, supplemented or otherwise modified), among US Airways and AWA, as borrowers, US Airways Group, as guarantor, Airbus Financial Services, as initial lender and loan agent, and Wells Fargo Bank Northwest, National Association, as collateral agent;

     o the Loan Agreement (Spare Parts), dated as of September 3, 2004 (as amended, supplemented or otherwise modified), among AWA, as borrower, General Electric Capital Corporation, as administrative agent, General Electric Capital Corporation, as original series A lender and as original series B lender, Wells Fargo Bank Northwest, National Association, as security trustee, and the lenders from time to time party thereto; and

     o the Loan Agreement (Engines), dated as of September 3, 2004 (as amended, supplemented or otherwise modified), among AWA, as borrower, General Electric Capital Corporation, as administrative agent, General Electric Capital Corporation, as original series A lender and as original series B lender, Wells Fargo Bank Northwest, National Association, as security trustee, and the lenders from time to time party thereto.

         In addition, the $89,000,000 Loan Agreement, dated as of September 27, 2005 (as amended, supplemented or otherwise modified), among US Airways and AWA, as borrowers, US Airways Group, as guarantor, Airbus Financial Services, as initial lender and loan agent, and Wells Fargo Bank Northwest, National Association, as collateral agent, was terminated on March 31, 2006.

         All obligations of the obligors under each of the foregoing repaid or terminated indebtedness have been terminated (other than those that survive by the terms of the respective agreements).

Item 1.02 Termination Of A Material Definitive Agreement

         The information set forth in Item 1.01 above is incorporated herein by reference.

Item 2.03 Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant.

         The information set forth in Item 1.01 above is incorporated herein by reference.

Item 9.01. Financial Statements And Exhibits.

   (c) Exhibits.

Exhibit No.       Description

4.1 Loan Agreement, dated March 31, 2006, among US Airways Group, Inc., General Electric Capital Corporation, as Administrative Agent, the lenders party to the agreement from time to time, GE Capital Markets, Inc., as Joint Lead Arranger and Sole Bookrunner, Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger, and certain subsidiaries of US Airways Group party to the agreement from time to time.

                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US Airways Group, Inc.

Dated: April 6, 2006                    By: /s/ Derek J. Kerr
                                            --------------------------
                                            Derek J. Kerr
                                            Senior Vice President and
                                            Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        US Airways, Inc.

Dated: April 6, 2006                    By: /s/ Derek J. Kerr
                                            ---------------------------
                                            Derek J. Kerr
                                            Senior Vice President and
                                            Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, America West Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        America West Airlines, Inc.

Dated: April 6, 2006                    By: /s/ Derek J. Kerr
                                            --------------------------
                                            Derek J. Kerr
                                            Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

4.1 Loan Agreement, dated March 31, 2006, among US Airways Group, Inc., General Electric Capital Corporation, as Administrative Agent, the lenders party to the agreement from time to time, GE Capital Markets, Inc., as Joint Lead Arranger and Sole Bookrunner, Morgan Stanley Senior Funding, Inc., as Joint Lead Arranger, and certain subsidiaries of US Airways Group party to the agreement from time to time.